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                                                                     Exhibit 4.1

  NUMBER              [ALLIANCE MEDICAL CORPORATION LOGO]                 SHARES
ALMC
                                                      CUSIP 018634 10 5
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

     THIS CERTIFIES THAT



     is the record holder of

                     FULLY PAID AND NONASSESSABLE SHARES OF
                  COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

                          ALLIANCE MEDICAL CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

   WITNESS the facsimile signatures of its duly authorized officers.

Dated:

                 [ALLIANCE MEDICAL CORPORATION CORPORATE SEAL]

           /s/ [Illegible]                                   /s/ [Illegible]
CHIEF EXECUTIVE OFFICER AND SECRETARY                    CHIEF FINANCIAL OFFICER

COUNTERSIGNED AND REGISTERED:
   U.S. STOCK TRANSFER CORPORATION
          TRANSFER AGENT AND REGISTRAR

BY:

                  AUTHORIZED SIGNATURE
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                          ALLIANCE MEDICAL CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MUST BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

     Keep this Certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond or indemnity as a condition to the issuance of a replacement certificate.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants      UNIF GIFT MIN ACT- ____________ Custodian ____________
          in common                             (Cust)                (Minor)
                                           Under Uniform Gifts to Minors
TEN ENT - as tenants by
          the entireties                   Act. ________________________________
                                                            (State)
JT TEN  - as joint
          tenants with    UNIF TRF MIN ACT-__________ (Custodian (until age ___)
          right of                           (Cust)
          survivorship
          and not as                       ______________under Uniform Transfer
          tenants in                           (Minor)
          common
                                           to Minors Act _______________________
                                                               (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________________
_____________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________   _____________________________________________
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
In presence of                     CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                   FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
________________________________   WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                   CHANGE WHATEVER.
________________________________

Signature(s) Guaranteed

By ____________________________________________________________
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-16.